Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2001

(2_fidelity_logos)

(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Hoping to ward off the possible start of a recession, the Federal Reserve Board implemented two 0.50% interest rate reductions in January 2001. These actions boosted stocks - at least for the first month of the year - as most bellwether U.S. equity indexes posted gains. The rate cuts also reinvigorated high-yield bonds, an asset class that struggled in 2000, but which was one of the strongest performers in early 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Equity-Income	14.93%	101.25%	371.13%
Russell 3000 ® Value	12.24%	109.53%	372.98%
Equity Income Funds Average	11.65%	85.49%	280.71%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of U.S. domiciled value-oriented stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. The averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income	14.93%	15.01%	16.77%
Russell 3000 Value	12.24%	15.95%	16.81%
Equity Income Funds Average	11.65%	12.98%	14.10%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Equity-Income Fund on January 31, 1991. As the chart shows, by January 31, 2001, the value of the investment would have grown to $47,113 - a 371.13% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $47,298 - a 372.98% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of January 31, 2001, the one year, five year, and 10 year cumulative total returns for the equity income funds average were, 11.92%, 81.03%, and 279.40%, respectively; and the one year, five year, and 10 year average annual total returns were, 11.92%, 12.49%, and 14.10%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The equity market environment changed drastically during the 12 months that ended January 31, 2001. At the period's onset, enthusiasm for technology stocks was at unprecedented levels, the economy was growing at a robust pace and there were growing concerns about inflation that caused the Federal Reserve Board to increase key interest rates on three occasions early in the period. However, that economic optimism was erased quickly in the latter half of the period for many reasons, most notably, the technology sector suffering through a correction due to slowdowns in various industries. Several leading companies in other areas - such as retail, telecommunications and automobiles - downsized their earnings expectations. Additionally, energy prices for both gas and oil reached historically high levels, which weakened corporate profits and altered consumer spending patterns. As a result, the Fed removed its hawkish stance on inflation and switched its bias toward easing rates - which it did twice in January - in an attempt to boost the slowing economy. For the period, the tech-heavy NASDAQ Composite Index was down 29.50%, while the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, fell 0.90%. Faring slightly better, blue-chip industrial stocks, as represented by the Dow Jones Industrial Average, rose 1.08%, and the Russell 2000® Index, a benchmark of smaller companies, returned 3.69%.

Annual Report

Fund Talk: The Manager's Overview - continued

(Portfolio Manager photograph)
An interview with Steve Petersen, Portfolio Manager of Fidelity Equity-Income Fund

Q. How did the fund perform, Steve?

A. The fund performed well during a very challenging year for equities. For the 12-month period ending January 31, 2001, the fund returned 14.93%, compared to the 12.24% return of the Russell 3000 Value Index and the 11.65% return of the equity income funds average, as tracked by Lipper Inc.

Q. What accounted for the fund's good performance relative to its benchmark and peer group?

A. The single most important factor was the performance of technology stocks. Throughout the year, the fund was underweighted in technology relative to the Russell 3000 Value Index and many peer funds. In the early part of the year, tech stocks did well and the fund struggled. However, after the tech-heavy NASDAQ index peaked in March and began its long slide, the fund's lower concentration of technology stocks helped buffer it from the extreme volatility and negative performance of that sector. On the down side, the fund was underweighted in utility stocks, which, other than the telecommunications segment, had a great year as investors sought their relative safety.

Q. What strategy did you pursue during the year?

A. I generally followed my long-term strategy of searching for solid, attractively valued companies that deliver strong dividend yields. This strategy paid off. After several years of a market dominated by growth stocks, the economic tide turned and value stocks had their day. Many of our holdings benefited from this improving environment. The fund's sector weightings remained relatively constant throughout the year, although I slightly increased our holdings in larger-capitalization, dividend-paying technology companies later in the period. As technology stocks began to perform poorly, their valuations looked more attractive. I believed that there were some good long-term opportunities in this area, because technology has demonstrated faster earnings growth than other sectors. When I found stocks that looked cheap, I added them very selectively.

Q. Which stocks contributed to the fund's return?

A. The fund's financial holdings, representing the largest sector weighting in the portfolio, generally performed well. While they didn't really take off until late in the year - when the market reacted to a slowing economy and anticipated lower interest rates - these stocks still had a positive impact on the fund's return. Citigroup, the fund's largest holding, performed well, resulting from its subsidiary Salomon Smith Barney's strong revenues and lower anticipated interest rates. After a tough year, fund holding Fannie Mae came back strong. A Congressional committee attempting to discontinue the U.S. government's implied guarantee of Fannie Mae's debt finally resolved the issue, leaving the government's line of credit intact. Growing expectations for lower interest rates late in the year also fueled the performance of Fannie Mae and many other financial stocks during the fourth quarter. Bank of New York's stock also did well. The company's successful custody business helped its revenue growth and overall performance.

Q. What about disappointments?

A. Unisys, which operates a large services and consulting business, didn't do as well as expected. The company's clients, who spent aggressively to deal with Y2K-related problems, cut back on their spending once the much-hyped crisis was over, and Unisys' business slowed and its earnings dropped. AT&T experienced lower earnings growth and, along with its competitors, was hurt by slowing business applications for telecommunications and data transmission resulting from overcapacity. I sold a portion of this stock from the portfolio. WorldCom, a competitor of AT&T's, was hurt by the dramatic decline in pricing for consumer and long distance services. Chase Manhattan (now J.P. Morgan Chase & Co.) has a large portfolio of investments in private and start-up companies, as well as an internal venture capital operation. It rode the technology boom of 1997-1999 but was subsequently hit with lower earnings when that boom ended last year.

Q. What's your outlook, Steve?

A. I'm a bit more optimistic than I've been in the recent past. Although it's becoming increasingly clear that the economy has slowed - which should hurt corporate earnings in 2001 - the good news is that the Federal Reserve Board will be more likely to cut interest rates aggressively. In addition, the new Bush administration brings with it a push for major tax cuts as part of its overall policy package, which could help to stimulate the economy. From my perspective, these signs point to potential good news for value investing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks reasonable income

Fund number: 023

Trading symbol: FEQIX

Start date: May 16, 1966

Size: as of January 31, 2001, more than $22.8 billion

Manager: Stephen Petersen, since 1993; manager, Fidelity Puritan Fund, since 2000; Fidelity Balanced Fund, 1996-1997; joined Fidelity in 1980

3

Stephen Petersen on the potential effects of a slowing economy on the fund:

"Now that it's become an accepted fact that the economy is slowing, the climate for value investing is a much more positive one. Over the past several years, value investing has meant buying ´old economy' stocks - more traditional, cyclical, mature industries - and bypassing high-growth, technology-related and high-priced companies. With the strong performers in the latter group until recently, the market had anticipated weakening conditions for the old economy side of the market, and their stock prices came down accordingly, making them attractively valued. Now, the Federal Reserve Board's stated intention to actively intervene to shore up the economy - combined with the Bush administration's proposed tax cuts - has the potential to positively affect the economy and these stocks.

"The fund's emphasis on dividend-paying stocks - at the end of the period, financial stocks made up approximately 26% of the portfolio and utilities another 10% or so - makes it a potentially strong beneficiary if interest rates continue to decline. With the Fed's two rate cuts in January and possibly more reductions on the horizon, this could mean good news for value investors. Although credit quality could deteriorate somewhat in a slowing economy, the market appears to be looking past that and anticipating more good news than bad."

Annual Report

Investment Changes

|

Top Ten Stocks as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	4.4	4.1
Exxon Mobil Corp.	3.4	3.4
Fannie Mae	3.2	2.1
General Electric Co.	2.6	3.5
SBC Communications, Inc.	2.3	2.3
J.P. Morgan Chase & Co.	1.9	1.4
Tyco International Ltd.	1.7	1.7
Wells Fargo & Co.	1.7	1.6
BP Amoco PLC sponsored ADR	1.6	2.3
Bank of New York Co., Inc.	1.6	2.1
	24.4
Top Five Market Sectors as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	26.3	25.7
Energy	12.6	14.7
Utilities	9.6	10.2
Industrial Machinery & Equipment	6.8	7.7
Health	6.6	7.3
Asset Allocation (% of fund's net assets)
As of January 31, 2001 *		As of July 31, 2000 **
	Stocks 92.8%		Stocks 92.6%
	Bonds 0.3%		Bonds 0.4%
	Convertible Securities 3.8%		Convertible Securities 5.0%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	7.0%	** Foreign investments	8.6%

Annual Report

Investments January 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 3.7%
Aerospace & Defense - 3.2%
Boeing Co.	1,421,100	$ 83,134
Honeywell International, Inc.	3,573,650	168,855
Lockheed Martin Corp.	1,480,900	51,358
Rockwell International Corp.	1,194,400	56,352
Textron, Inc.	3,115,100	158,870
United Technologies Corp.	2,773,780	207,978
		726,547
Defense Electronics - 0.2%
Raytheon Co. Class B	1,449,700	51,015
Ship Building & Repair - 0.3%
General Dynamics Corp.	1,021,300	72,492
TOTAL AEROSPACE & DEFENSE		850,054
BASIC INDUSTRIES - 5.7%
Chemicals & Plastics - 2.6%
Arch Chemicals, Inc.	650,350	13,274
Celanese AG	301,960	5,232
Crompton Corp.	2,143,024	24,130
Dow Chemical Co.	1,646,400	56,472
E.I. du Pont de Nemours and Co.	2,266,485	99,068
Great Lakes Chemical Corp.	2,118,500	71,605
Hercules Trust II unit	31,600	15,010
Hercules, Inc.	1,368,500	19,570
IMC Global, Inc.	3,045,400	48,178
Millennium Chemicals, Inc.	1,541,857	26,011
Newell Rubbermaid, Inc.	578,700	15,741
Olin Corp.	1,430,500	25,620
PolyOne Corp.	1,973,300	16,181
Praxair, Inc.	2,539,330	112,568
Solutia, Inc.	3,943,500	49,530
		598,190
Iron & Steel - 0.4%
Allegheny Technologies, Inc.	973,320	16,400
Dofasco, Inc.	1,613,100	22,712
Nucor Corp.	1,262,700	52,276
		91,388
Metals & Mining - 1.0%
Alcoa, Inc.	4,633,576	170,238
Common Stocks - continued
	Shares	Value (Note 1) (000s)
BASIC INDUSTRIES - continued
Metals & Mining - continued
Phelps Dodge Corp.	1,112,500	$ 51,620
Ryerson Tull, Inc.	878,795	8,463
		230,321
Packaging & Containers - 0.2%
Ball Corp.	897,459	35,862
Paper & Forest Products - 1.5%
Bowater, Inc.	1,597,100	84,247
Georgia-Pacific Group	2,500,600	77,294
International Paper Co.	419,300	16,206
Kimberly-Clark Corp.	1,241,200	80,368
Smurfit-Stone Container Corp. (a)	1,512,800	21,936
Weyerhaeuser Co.	988,600	51,902
		331,953
TOTAL BASIC INDUSTRIES		1,287,714
CONSTRUCTION & REAL ESTATE - 1.4%
Building Materials - 0.5%
Fortune Brands, Inc.	1,612,300	51,610
Masco Corp.	2,549,100	61,178
		112,788
Real Estate Investment Trusts - 0.9%
Alexandria Real Estate Equities, Inc.	200,800	7,209
Crescent Real Estate Equities Co.	1,608,100	36,134
Duke-Weeks Realty Corp.	868,496	21,695
Equity Office Properties Trust	1,053,200	32,123
Equity Residential Properties Trust (SBI)	1,295,600	67,864
Public Storage, Inc.	1,219,600	31,710
		196,735
TOTAL CONSTRUCTION & REAL ESTATE		309,523
DURABLES - 2.1%
Autos, Tires, & Accessories - 1.0%
AutoNation, Inc.	1,318,700	9,890
Eaton Corp.	871,200	59,939
Ford Motor Co.	432,700	12,198
Johnson Controls, Inc.	677,000	43,991
Navistar International Corp. (a)	774,700	21,513
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Autos, Tires, & Accessories - continued
Pep Boys-Manny, Moe & Jack	1,330,600	$ 6,387
TRW, Inc.	1,647,200	59,892
		213,810
Consumer Durables - 0.6%
Minnesota Mining & Manufacturing Co.	690,300	76,382
Snap-On, Inc.	2,236,600	65,980
		142,362
Consumer Electronics - 0.4%
Black & Decker Corp.	924,880	41,388
Maytag Corp.	1,041,320	36,446
Whirlpool Corp.	288,100	15,122
		92,956
Textiles & Apparel - 0.1%
Kellwood Co. (e)	1,287,300	28,823
TOTAL DURABLES		477,951
ENERGY - 12.6%
Energy Services - 1.9%
Baker Hughes, Inc.	3,560,600	147,231
Halliburton Co.	6,129,200	252,462
Schlumberger Ltd. (NY Shares)	529,900	40,696
		440,389
Oil & Gas - 10.7%
Anadarko Petroleum Corp.	494,007	28,109
BP Amoco PLC sponsored ADR	7,162,404	368,864
Burlington Resources, Inc.	1,105,100	46,746
Chevron Corp.	2,559,741	213,175
Conoco, Inc.:
Class A	1,651,400	45,496
Class B	4,827,749	136,143
Devon Energy Corp.	588,341	32,241
Exxon Mobil Corp.	9,128,837	768,192
Petroleo Brasileiro SA Petrobras sponsored ADR (a)	282,700	7,995
Royal Dutch Petroleum Co. (NY Shares)	3,873,000	233,736
TotalFinaElf SA:
Class B	899,543	132,233
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
TotalFinaElf SA: - continued
sponsored ADR	4,441,903	$ 326,480
USX - Marathon Group	3,318,900	90,805
		2,430,215
TOTAL ENERGY		2,870,604
FINANCE - 26.1%
Banks - 11.3%
Bank of America Corp.	5,581,117	300,376
Bank of New York Co., Inc.	6,507,134	356,135
Bank One Corp.	5,328,739	208,887
Comerica, Inc.	3,201,939	193,077
First Union Corp.	2,113,900	71,725
Firstar Corp.	2,421,000	57,136
FleetBoston Financial Corp.	3,143,896	136,256
J.P. Morgan Chase & Co.	7,904,050	434,644
Mellon Financial Corp.	4,565,000	212,729
National Bank of Canada	870,840	16,852
PNC Financial Services Group, Inc.	939,300	69,527
U.S. Bancorp	4,178,500	123,475
Wells Fargo & Co.	7,598,268	391,387
		2,572,206
Credit & Other Finance - 6.8%
American Express Co.	5,343,200	251,665
Citigroup, Inc.	17,953,085	1,004,828
Household International, Inc.	4,986,978	286,651
		1,543,144
Federal Sponsored Credit - 3.6%
Fannie Mae	9,758,900	723,915
Freddie Mac	1,748,500	106,659
		830,574
Insurance - 2.9%
ACE Ltd.	2,940,400	108,795
Allstate Corp.	1,410,900	54,856
American International Group, Inc.	940,200	79,936
Conseco, Inc.	717,500	12,111
Hartford Financial Services Group, Inc.	3,407,200	209,543
Highlands Insurance Group, Inc. (a)(e)	787,590	6,695
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
Marsh & McLennan Companies, Inc.	144,400	$ 15,617
The Chubb Corp.	759,000	54,648
The St. Paul Companies, Inc.	680,700	32,687
UnumProvident Corp.	2,222,500	64,941
XL Capital Ltd. Class A	455,800	33,811
		673,640
Savings & Loans - 0.1%
Washington Mutual, Inc.	461,500	22,267
Securities Industry - 1.4%
Brascan Corp. Class A (ltd. vtg.)	7,136,569	103,577
Morgan Stanley Dean Witter & Co.	1,858,900	157,542
Nomura Securities Co. Ltd.	2,934,000	54,455
Waddell & Reed Financial, Inc. Class A	1	0
		315,574
TOTAL FINANCE		5,957,405
HEALTH - 6.6%
Drugs & Pharmaceuticals - 5.1%
Bristol-Myers Squibb Co.	5,606,500	346,986
Eli Lilly & Co.	4,106,700	323,608
Merck & Co., Inc.	3,346,300	274,999
Schering-Plough Corp.	4,276,900	215,556
		1,161,149
Medical Equipment & Supplies - 1.1%
Abbott Laboratories	2,507,900	112,504
Becton, Dickinson & Co.	1,349,300	46,389
Cardinal Health, Inc.	954,200	90,935
		249,828
Medical Facilities Management - 0.4%
HCA - The Healthcare Co.	2,485,300	92,975
TOTAL HEALTH		1,503,952
INDUSTRIAL MACHINERY & EQUIPMENT - 6.7%
Electrical Equipment - 2.6%
General Electric Co.	13,115,500	603,313
Industrial Machinery & Equipment - 4.0%
Caterpillar, Inc.	2,670,100	118,072
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - continued
CNH Global NV	1,027,300	$ 9,503
Deere & Co.	2,552,350	109,547
Illinois Tool Works, Inc.	1,080,500	70,773
Ingersoll-Rand Co.	1,598,900	70,847
Kennametal, Inc.	1,018,994	27,869
Parker-Hannifin Corp.	2,168,400	94,976
Pentair, Inc.	474,800	13,171
Tyco International Ltd.	6,369,840	392,382
		907,140
Pollution Control - 0.1%
Republic Services, Inc. (a)	1,602,230	22,031
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		1,532,484
MEDIA & LEISURE - 4.4%
Broadcasting - 0.2%
Clear Channel Communications, Inc. (a)	846,700	55,213
Entertainment - 2.8%
Fox Entertainment Group, Inc. Class A (a)	2,575,400	57,947
Mandalay Resort Group (a)	1,668,700	36,227
MGM Mirage, Inc.	2,120,000	61,798
Park Place Entertainment Corp. (a)	1,581,200	17,789
Six Flags, Inc. (a)	1,244,200	26,166
Viacom, Inc. Class B (non-vtg.) (a)	6,446,654	355,855
Walt Disney Co.	2,394,310	72,907
		628,689
Lodging & Gaming - 0.5%
Harrah's Entertainment, Inc. (a)	1,065,900	31,316
Starwood Hotels & Resorts Worldwide, Inc. unit	2,139,500	82,371
		113,687
Publishing - 0.5%
Reader's Digest Association, Inc. Class A (non-vtg.)	1,902,300	64,678
Tribune Co.	1,268,000	51,113
		115,791
Restaurants - 0.4%
McDonald's Corp.	3,126,200	91,754
TOTAL MEDIA & LEISURE		1,005,134
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 3.4%
Foods - 0.1%
H.J. Heinz Co.	819,100	$ 35,868
Household Products - 1.8%
Avon Products, Inc.	1,830,300	77,422
Clorox Co.	1,084,400	36,599
Dial Corp.	1,465,900	20,611
Gillette Co.	2,867,700	90,677
Procter & Gamble Co.	1,675,400	120,361
Unilever PLC	7,703,578	59,510
		405,180
Tobacco - 1.5%
Philip Morris Companies, Inc.	7,610,500	334,862
TOTAL NONDURABLES		775,910
PRECIOUS METALS - 0.0%
Newmont Mining Corp.	561,000	8,667
RETAIL & WHOLESALE - 3.8%
Apparel Stores - 1.5%
Charming Shoppes, Inc. (a)	1,334,600	9,342
Gap, Inc.	2,977,400	97,063
The Limited, Inc.	5,339,078	110,305
TJX Companies, Inc.	4,004,146	124,129
		340,839
General Merchandise Stores - 1.7%
Consolidated Stores Corp. (a)	2,598,100	33,775
Costco Wholesale Corp. (a)	826,600	38,230
Dillards, Inc. Class A	241,300	3,677
Federated Department Stores, Inc. (a)	2,203,740	98,199
Target Corp.	3,789,300	143,918
Wal-Mart Stores, Inc.	1,331,000	75,601
		393,400
Retail & Wholesale, Miscellaneous - 0.6%
Office Depot, Inc. (a)	1,205,600	12,080
Staples, Inc. (a)	7,661,538	126,894
		138,974
TOTAL RETAIL & WHOLESALE		873,213
Common Stocks - continued
	Shares	Value (Note 1) (000s)
SERVICES - 0.8%
Printing - 0.2%
New England Business Service, Inc.	587,800	$ 12,138
R.R. Donnelley & Sons Co.	1,069,400	29,237
		41,375
Services - 0.6%
H&R Block, Inc.	2,187,400	94,824
Viad Corp.	1,966,500	46,704
		141,528
TOTAL SERVICES		182,903
TECHNOLOGY - 5.5%
Computer Services & Software - 2.0%
AOL Time Warner, Inc. (a)	700,111	36,798
Ceridian Corp. (a)	760,400	14,037
Computer Associates International, Inc.	1,424,800	51,307
Computer Sciences Corp. (a)	1,149,100	74,232
IMS Health, Inc.	2,809,100	70,846
Microsoft Corp. (a)	1,651,800	100,863
NCR Corp. (a)	871,500	41,623
Unisys Corp. (a)	4,146,271	71,109
		460,815
Computers & Office Equipment - 2.2%
Compaq Computer Corp.	4,511,600	106,970
Dell Computer Corp. (a)	1,132,300	29,581
Hewlett-Packard Co.	2,989,200	109,823
International Business Machines Corp.	1,616,700	181,070
Pitney Bowes, Inc.	2,003,800	70,073
		497,517
Electronic Instruments - 0.4%
Teradyne, Inc. (a)	372,100	16,305
Thermo Electron Corp. (a)	2,632,200	78,045
		94,350
Electronics - 0.9%
Avnet, Inc.	1,180,200	32,444
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronics - continued
Intel Corp.	2,217,600	$ 82,051
Motorola, Inc.	4,249,900	96,940
		211,435
TOTAL TECHNOLOGY		1,264,117
TRANSPORTATION - 1.3%
Railroads - 1.3%
Burlington Northern Santa Fe Corp.	5,980,900	183,075
CSX Corp.	1,123,300	34,261
Norfolk Southern Corp.	1,482,400	24,208
Union Pacific Corp.	1,112,100	58,919
		300,463
UTILITIES - 8.6%
Cellular - 0.1%
AT&T Corp. - Wireless Group	1,052,100	27,323
Electric Utility - 2.4%
Allegheny Energy, Inc.	979,900	44,713
American Electric Power Co., Inc.	2,031,100	87,845
Cinergy Corp.	1,083,198	32,875
DPL, Inc.	333,679	9,910
Entergy Corp.	5,341,300	189,189
IPALCO Enterprises, Inc.	910,300	22,166
Niagara Mohawk Holdings, Inc. (a)	3,449,000	59,771
SCANA Corp.	1,099,500	29,082
Southern Co.	2,221,000	64,809
		540,360
Telephone Services - 6.1%
AT&T Corp.	5,711,456	137,018
BellSouth Corp.	7,450,401	314,034
Qwest Communications International, Inc. (a)	2,043,690	86,080
SBC Communications, Inc.	10,841,144	524,169
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
Verizon Communications	5,209,644	$ 286,270
WorldCom, Inc. (a)	1,957,390	42,206
		1,389,777
TOTAL UTILITIES		1,957,460
TOTAL COMMON STOCKS (Cost $14,216,396)		21,157,554
Preferred Stocks - 2.4%

Convertible Preferred Stocks - 2.3%
BASIC INDUSTRIES - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	631,600	21,988
FINANCE - 0.1%
Insurance - 0.1%
ACE Ltd. $4.125 PRIDES	450,600	35,102
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Growth PRIDES	1,126,900	22,691
MEDIA & LEISURE - 0.9%
Broadcasting - 0.4%
Cox Communications, Inc.:
$10.7775 PRIDES	194,800	10,979
$6.858 PRIZES	318,200	20,683
MediaOne Group, Inc. (Vodafone Group PLC):
$3.04 PIES	638,600	22,990
$3.63 PIES	449,000	35,583
		90,235
Entertainment - 0.4%
Seagram Co. Ltd. $3.76 ACES	696,900	41,466
Six Flags, Inc.:
$1.8125 PIERS (a)	821,600	24,443
$4.05 PIES	581,100	24,551
		90,460
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
MEDIA & LEISURE - continued
Publishing - 0.1%
J.N. Taylor Holdings Ltd. 9.5%	956,400	$ 0
Readers Digest Automatic Common Exchange Securities Trust $1.93 TRACES	985,200	28,817
TOTAL MEDIA & LEISURE		209,512
TRANSPORTATION - 0.4%
Air Transportation - 0.1%
Continental Airlines Capital Trust $3.00 (a)(f)	237,600	12,236
Railroads - 0.3%
Union Pacific Capital Trust:
$3.125	823,100	39,509
$3.125 TIDES (a)(f)	817,600	39,245
		78,754
TOTAL TRANSPORTATION		90,990
UTILITIES - 0.7%
Electric Utility - 0.4%
Dominion Resources, Inc. $4.75 PIES	466,800	28,475
NiSource, Inc. $3.875 PIES (a)	606,800	29,733
TXU Corp. $1.6575 PRIDES	795,000	28,342
		86,550
Gas - 0.3%
Enron Corp.:
(EOG Resources, Inc.) $1.5575 ACES	490,900	18,961
Series J, $10.50	21,800	47,618
		66,579
TOTAL UTILITIES		153,129
TOTAL CONVERTIBLE PREFERRED STOCKS		533,412
Nonconvertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	67,129	7,267
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
MEDIA & LEISURE - continued
Publishing - 0.0%
PRIMEDIA, Inc.:
Series D, $10.00	24,376	$ 2,121
Series H, $8.625	17,800	1,388
		3,509
TOTAL MEDIA & LEISURE		10,776
TOTAL PREFERRED STOCKS (Cost $486,670)		544,188
Corporate Bonds - 1.8%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)
Convertible Bonds - 1.5%
CONSTRUCTION & REAL ESTATE - 0.0%
Real Estate Investment Trusts - 0.0%
Liberty Property LP 8.3% 7/1/01	Ba2	$ 1,358	1,840
DURABLES - 0.1%
Autos, Tires, & Accessories - 0.1%
SPX Corp. liquid yield option notes 0% 2/6/21 (f)	Ba3	42,190	24,433
FINANCE - 0.1%
Credit & Other Finance - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (f)	-	7,550	8,465
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	11,000	9,941
TOTAL FINANCE			18,406
MEDIA & LEISURE - 0.7%
Broadcasting - 0.3%
Adelphia Communications Corp. 6% 2/15/06	-	19,962	20,212
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	53,170	22,198
Liberty Media Corp. 3.5% 1/15/31 (f)	Baa3	24,460	25,377
			67,787
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
MEDIA & LEISURE - continued
Entertainment - 0.1%
Royal Caribbean Cruises Ltd. 0% 2/2/21	Baa3	$ 32,550	$ 13,020
Publishing - 0.3%
News America Holdings, Inc. liquid yield option notes 0% 3/11/13 (Reg.)	Baa3	84,780	67,665
TOTAL MEDIA & LEISURE			148,472
RETAIL & WHOLESALE - 0.1%
Apparel Stores - 0.1%
Charming Shoppes, Inc. 7.5% 7/15/06	B2	5,338	5,525
J. Baker, Inc. 7% 6/1/02	B3	13,300	11,205
			16,730
SERVICES - 0.3%
ADT Operations, Inc. liquid yield option notes 0% 7/6/10	Baa1	19,295	64,601
TECHNOLOGY - 0.1%
Computers & Office Equipment - 0.0%
Quantum Corp. 7% 8/1/04	B2	16,080	12,120
Electronics - 0.1%
Vitesse Semiconductor Corp. 4% 3/15/05 (f)	B2	14,110	13,122
TOTAL TECHNOLOGY			25,242
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	26,830	22,470
5.25% 1/15/10	B1	13,830	11,583
			34,053
TOTAL CONVERTIBLE BONDS			333,777
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 0.3%
BASIC INDUSTRIES - 0.0%
Chemicals & Plastics - 0.0%
Lyondell Chemical Co. 9.875% 5/1/07	Ba3	$ 1,660	$ 1,693
Methanex Corp. yankee 7.4% 8/15/02	Ba1	315	309
			2,002
CONSTRUCTION & REAL ESTATE - 0.0%
Building Materials - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	1,995	1,970
ENERGY - 0.0%
Energy Services - 0.0%
RBF Finance Co. 11.375% 3/15/09	Ba3	3,030	3,575
Oil & Gas - 0.0%
Chesapeake Energy Corp. 9.625% 5/1/05	B2	2,600	2,691
TOTAL ENERGY			6,266
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3	2,365	2,400
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 1/15/10 (d)	B2	4,365	2,881
Diamond Cable Communications PLC yankee 0% 2/15/07 (d)	B2	4,340	3,157
NTL Communications Corp. 11.5% 10/1/08	B3	4,325	4,152
Telewest PLC yankee 11% 10/1/07	B1	5,655	5,429
UIH Australia/Pacific, Inc. 0% 5/15/06 (d)	B2	2,235	1,453
United Pan-Europe Communications NV yankee:
0% 2/1/10 (d)	B2	1,665	599
10.875% 11/1/07	B2	4,770	3,768
			21,439
Entertainment - 0.0%
Mandalay Resort Group 10.25% 8/1/07	Ba3	2,125	2,157
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Restaurants - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	$ 1,650	$ 1,584
TOTAL MEDIA & LEISURE			25,180
RETAIL & WHOLESALE - 0.0%
Drug Stores - 0.0%
Rite Aid Corp. 10.5% 9/15/02 (f)	Caa1	125	100
TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
American Tower Corp. 9.375% 2/1/09 (f)	B3	1,275	1,281
TRANSPORTATION - 0.0%
Air Transportation - 0.0%
US Air, Inc. 9.625% 2/1/01	B3	3,330	3,330
UTILITIES - 0.2%
Cellular - 0.1%
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	2,480	2,592
Nextel Communications, Inc. 0% 10/31/07 (d)	B1	5,700	4,475
Nextel International, Inc. 0% 4/15/08 (d)	Caa1	4,660	2,691
Triton PCS, Inc. 0% 5/1/08 (d)	B3	3,220	2,584
			12,342
Electric Utility - 0.0%
AES Corp.:
8% 12/31/08	Ba1	2,600	2,496
9.375% 9/15/10	Ba1	2,870	3,028
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	380	346
6.25% 3/1/04	B3	305	275
6.75% 10/1/23	B3	320	266
7.875% 3/1/02	B3	185	170
			6,581
Telephone Services - 0.1%
Global Crossing Holdings Ltd. 8.7% 8/1/07 (f)	Ba2	2,500	2,481
NEXTLINK Communications, Inc. 9.625% 10/1/07	B2	3,880	3,414
Time Warner Telecom, Inc. 10.125% 2/1/11 (f)	B2	1,220	1,257
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
WinStar Communications, Inc.:
0% 4/15/10 (d)	B3	$ 3,934	$ 1,534
12.75% 4/15/10	B3	2,827	2,233
			10,919
TOTAL UTILITIES			29,842
TOTAL NONCONVERTIBLE BONDS			72,371
TOTAL CORPORATE BONDS (Cost $345,065)			406,148
Purchased Bank Debt - 0.0%

FINANCE - 0.0%
Credit & Other Finance - 0.0%
WCI Capital Corp. Tranche B term loan 11.25% 3/31/07 (g)	B2	1,900	1,653
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 9.365% 7/21/06 (g)	Ba3	1,705	1,680
Tranche C term loan 9.5479% 7/21/07 (g)	Ba3	2,046	2,016
			3,696
TOTAL PURCHASED BANK DEBT (Cost $5,241)			5,349
Cash Equivalents - 3.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.14% (c)	732,090,834	$ 732,091
Fidelity Securities Lending Cash Central Fund, 6.11% (c)	103,689,500	103,690
TOTAL CASH EQUIVALENTS (Cost $835,781)		835,781
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $15,889,153)		22,949,020
NET OTHER ASSETS - (0.5)%		(124,888)
NET ASSETS - 100%		$ 22,824,132
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
TIDES	-	Term Income Deferred Equity Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $153,059,000 or 0.7% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Income Tax Information

At January 31, 2001, the aggregate cost of investment securities for income tax purposes was $15,895,106,000. Net unrealized appreciation aggregated $7,053,914,000, of which $7,936,187,000 related to appreciated investment securities and $882,273,000 related to depreciated investment securities.

The fund hereby designates approximately $1,474,188,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2001
Assets
Investment in securities, at value (cost $15,889,153) - See accompanying schedule		$ 22,949,020
Receivable for investments sold		47,468
Receivable for fund shares sold		39,952
Dividends receivable		28,864
Interest receivable		6,998
Other receivables		273
Total assets		23,072,575
Liabilities
Payable to custodian bank	$ 171
Payable for investments purchased	101,238
Payable for fund shares redeemed	30,646
Accrued management fee	8,870
Other payables and accrued expenses	3,828
Collateral on securities loaned, at value	103,690
Total liabilities		248,443
Net Assets		$ 22,824,132
Net Assets consist of:
Paid in capital		$ 15,457,386
Undistributed net investment income		50,387
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		256,545
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,059,814
Net Assets, for 423,347 shares outstanding		$ 22,824,132
Net Asset Value, offering price and redemption price per share ($22,824,132 ÷ 423,347 shares)		$53.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2001
Investment Income Dividends (including $497 received from affiliated issuers)		$ 433,020
Interest		49,014
Security lending		580
Total income		482,614
Expenses
Management fee	$ 99,848
Transfer agent fees	41,627
Accounting and security lending fees	1,338
Non-interested trustees' compensation	96
Custodian fees and expenses	410
Registration fees	415
Audit	151
Legal	63
Interest	336
Miscellaneous	65
Total expenses before reductions	144,349
Expense reductions	(4,257)	140,092
Net investment income		342,522
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(2,420) on sales of investments in affiliated issuers)	1,117,788
Foreign currency transactions	(395)	1,117,393
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,425,547
Assets and liabilities in foreign currencies	40	1,425,587
Net gain (loss)		2,542,980
Net increase (decrease) in net assets resulting from operations		$ 2,885,502

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2001	Year ended January 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 342,522	$ 336,157
Net realized gain (loss)	1,117,393	2,508,360
Change in net unrealized appreciation (depreciation)	1,425,587	(2,260,412)
Net increase (decrease) in net assets resulting from operations	2,885,502	584,105
Distributions to shareholders From net investment income	(348,177)	(333,394)
From net realized gain	(1,328,674)	(2,055,215)
Total distributions	(1,676,851)	(2,388,609)
Share transactions Net proceeds from sales of shares	5,560,373	4,570,193
Reinvestment of distributions	1,625,105	2,319,337
Cost of shares redeemed	(6,681,325)	(7,240,283)
Net increase (decrease) in net assets resulting from share transactions	504,153	(350,753)
Total increase (decrease) in net assets	1,712,804	(2,155,257)
Net Assets
Beginning of period	21,111,328	23,266,585
End of period (including undistributed net investment income of $50,387 and $23,219, respectively)	$ 22,824,132	$ 21,111,328
Other Information Shares
Sold	107,415	79,856
Issued in reinvestment of distributions	32,709	43,176
Redeemed	(131,056)	(128,249)
Net increase (decrease)	9,068	(5,217)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 50.96	$ 55.46	$ 52.20	$ 44.47	$ 39.15
Income from Investment Operations
Net investment income B	.85	.82	.85	.94	1.01
Net realized and unrealized gain (loss)	6.29	.63	5.65	9.79	7.17
Total from investment operations	7.14	1.45	6.50	10.73	8.18
Less Distributions
From net investment income	(.87)	(.82)	(.85)	(.96)	(1.02)
From net realized gain	(3.32)	(5.13)	(2.39)	(2.04)	(1.84)
Total distributions	(4.19)	(5.95)	(3.24)	(3.00)	(2.86)
Net asset value, end of period	$ 53.91	$ 50.96	$ 55.46	$ 52.20	$ 44.47
Total Return A	14.93%	2.27%	12.79%	24.69%	21.74%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 22,824	$ 21,111	$ 23,267	$ 21,272	$ 15,024
Ratio of expenses to average net assets	.69%	.69%	.67%	.67%	.68%
Ratio of expenses to average net assets after expense reductions	.67% C	.67% C	.66% C	.65% C	.66% C
Ratio of net investment income to average net assets	1.63%	1.42%	1.54%	1.90%	2.46%
Portfolio turnover rate	25%	26%	30%	23%	30%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2001

1. Significant Accounting Policies.

Fidelity Equity-Income Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, contingent interest, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Indexed Securities. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Gains (losses) realized upon the sale of indexed securities are included in realized gains (losses) on investment securities.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt

2. Operating Policies - continued

Restricted Securities - continued

sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

Loans and Other Direct Debt Instruments. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, the value of these investments amounted to $5,349,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,257,131,000 and $6,797,194,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Funds - continued

fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $471,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $31,307,000 The weighted average interest rate was 6.00%. Interest expense includes $251,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $98,858,000. The fund received cash collateral of $103,690,000 which was invested in cash equivalents.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $29,682,000. The weighted average interest rate was 6.09%. Interest expense includes $85,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,041,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $2,213,000, respectively, under these arrangements.

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Footstar, Inc.	$ -	$ 4,486	$ -	$ -
Highlands Insurance Group, Inc.	-	-	-	6,695
Kellwood Co.	2,915	-	200	28,823
Ryerson Tull, Inc.	-	6,636	297	-
TOTALS	$ 2,915	$ 11,122	$ 497	$ 35,518

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 8, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Equity-Income Fund voted to pay on March 5, 2001, to shareholders of record at the opening of business on March 2, 2001, a distribution of $.28 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.20 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 95% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Stephen R. Petersen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

EQU-ANN-0301 128070
1.471443.103

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EQU-ANN-0301 128070
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Fidelity®

Real Estate Investment

Portfolio

Annual Report

January 31, 2001

(2_fidelity_logos)

(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Hoping to ward off the possible start of a recession, the Federal Reserve Board implemented two 0.50% interest rate reductions in January 2001. These actions boosted stocks - at least for the first month of the year - as most bellwether U.S. equity indexes posted gains. The rate cuts also reinvigorated high-yield bonds, an asset class that struggled in 2000, but which was one of the strongest performers in early 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Real Estate	32.37%	72.03%	239.33%
S&P 500 ®	-0.90%	132.30%	396.06%
Wilshire Real Estate Securities	31.47%	70.90%	170.87%
Real Estate Funds Average	27.71%	63.13%	183.79%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts (REITs) and real estate operating companies (REOCs) - and the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 154 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Real Estate	32.37%	11.46%	13.00%
S&P 500	-0.90%	18.36%	17.37%
Wilshire Real Estate Securities	31.47%	11.31%	10.48%
Real Estate Funds Average	27.71%	10.15%	10.71%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Real Estate Investment Portfolio on January 31, 1991. As the chart shows, by January 31, 2001, the value of the investment would have grown to $33,933 - a 239.33% increase on the initial investment. For comparison, look at how both the Wilshire Real Estate Securities Index and Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Wilshire Real Estate Securities Index would have grown to $27,087 - a 170.87% increase. If $10,000 was invested in the S&P 500 Index, it would have grown to $49,606 - a 396.06% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The equity market environment changed drastically during the 12 months that ended January 31, 2001. At the period's onset, enthusiasm for technology stocks was at unprecedented levels, the economy was growing at a robust pace and there were growing concerns about inflation that caused the Federal Reserve Board to increase key interest rates on three occasions early in the period. However, that economic optimism was erased quickly in the latter half of the period for many reasons, most notably, the technology sector suffering through a correction due to slowdowns in various industries. Several leading companies in other areas - such as retail, telecommunications and automobiles - downsized their earnings expectations. Additionally, energy prices for both gas and oil reached historically high levels, which weakened corporate profits and altered consumer spending patterns. As a result, the Fed removed its hawkish stance on inflation and switched its bias toward easing rates - which it did twice in January - in an attempt to boost the slowing economy. For the period, the tech-heavy NASDAQ Composite Index was down 29.50%, while the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, fell 0.90%. Faring slightly better, blue-chip industrial stocks, as represented by the Dow Jones Industrial Average, rose 1.08%, and the Russell 2000® Index, a benchmark of smaller companies, returned 3.69%.

Annual Report

Fund Talk: The Manager's Overview - continued

(Portfolio Manager photograph)
An interview with Steve Buller, Portfolio Manager of Fidelity Real Estate Investment Portfolio

Q. How did the fund perform, Steve?

A. Very well on both an absolute and relative basis. For the 12 months that ended January 31, 2001, the fund returned 32.37%. In comparison, the Wilshire Real Estate Securities Index returned 31.47%. During the same period, the real estate funds average tracked by Lipper Inc. returned 27.71%, while the Standard & Poor's 500 Index returned -0.90%.

Q. What helped the fund outperform the Wilshire index during the past 12 months?

A. The fund benefited most from favorable stock selection. Specifically, having our favorite securities - the fund's top-five largest holdings - finish the period among the top-six performing stocks provided a nice boost to the fund's overall return. Compared to the fund's Wilshire benchmark, our stock selection within the diversified real estate investment trust (REIT) industry and among local retail REITs was superior. Despite being underweighted in these sectors, our combined holdings outperformed those in the index by roughly 23 percentage points. Many of our diversified REITs benefited from having exposure to both the strong-performing office and apartment sectors. Being heavily overweighted in office REITs also proved helpful, as this industry delivered the highest returns in the sector. Rising demand for office space, fueled by incredible business growth - particularly in coastal cities and Silicon Valley - drove rental rates and revenues higher. Additionally, not owning some real estate securities held by the index that significantly underperformed, and being underexposed to others that slumped, such as Trizec Hahn and JDN Realty, enhanced the fund's relative return.

Q. Why did real estate securities perform so well compared to most other major equity market indexes last year?

A. After a few years of being neglected, these securities, which were very cheap at the beginning of the period compared to historical valuations, benefited significantly from renewed interest by investors, many of whom were seeking more-defensive investments after the correction in technology during the spring. These investors were attracted to the favorable valuations, strong earnings growth and lower volatility that real estate securities offered relative to other equities. Within the real estate sector, beneficial market conditions, such as strong demand and a supply component that was kept in check by the capital markets, also drove performance, as did high occupancy levels and steady rental growth.

Q. Did you employ any strategies that didn't work out?

A. I underweighted hotel securities, expecting a slowdown in consumer spending given the increasing weakness in the economy as the period progressed. That decision turned out to be a drag on performance, as a greater number of people than I had expected traveled throughout the year. Given the economic weakness the country experienced in the latter part of the period, the booming hotel industry baffled me.

Q. What holdings stood out as the fund's top performers? Which disappointed?

A. The fund's largest position in the hotel sector - Starwood Hotels & Resorts - was its top contributor, benefiting from robust consumer spending on travel and a strong revenue-per-available-room ratio. Equity Office Properties, an office property REIT, had another good period as demand for office space in major business districts remained strong. In terms of disappointments, Pinnacle Holdings, a communications tower REIT, was hurt by a Securities and Exchange Commission inquiry into its accounting practices and the independence of its auditors. Golf Trust of America suffered from poor execution of its plan to liquidate several golf courses. Both Pinnacle and Golf Trust were sold off entirely during the period.

Q. What's your outlook?

A. The underlying fundamentals in the real estate sector remain decent. There isn't an oversupply of commercial or residential space in the marketplace, and default rates remain relatively low. Additionally, due to the contractual nature of the REIT business, which provides a steady stream of revenue and cash flow, any slowdown tends to lag the broader market. I'm cautiously optimistic that real estate securities, despite their price appreciation during the past year, are still attractively valued relative to their underlying real estate value and other areas of the market. However, should domestic economic growth remain at a standstill for a prolonged period of time, causing more businesses to either downsize or disappear entirely, the resulting higher default rates could hamper returns in this sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500®. The fund invests mainly in equity securities of companies in the real estate industry.

Fund number: 303

Trading symbol: FRESX

Start date: November 17, 1986

Size: as of January 31, 2001, more than $1.0 billion

Manager: Steve Buller, since 1998; associate portfolio manager, Fidelity Real Estate Investment Portfolio, 1997-1998; manager, Fidelity Select Environmental Services Portfolio, 1997-1998; analyst, high income group, 1992-1995; joined Fidelity in 1992

3

Steve Buller on the supply-and-demand equilibrium in the real estate market:

"Real estate supply is a critical factor in the performance of real estate securities. An oversupply can be devastating to the real estate market, and has even led to an economic downturn. As we entered an economic slowdown at the end of the period, the supply of real estate on the market had, for the most part, met the current demand, with the exception of selected individual markets where some property types faced difficulty. But in general terms, domestic real estate supply has been in equilibrium with demand during the recent economic slowdown.

"This equilibrium exists for a few reasons. The real estate market doesn't have a huge bubble of development projects that will be ready for occupancy in the next six to 12 months, unlike previous real estate market down cycles that involved a lot of speculative commercial construction. Most development projects today get off the ground only with the benefit of a large preleasing component. In addition, lenders today are requiring higher debt-to-equity ratios in most projects, reducing the probability of loan defaults. Further, there's a tremendous amount of public information on real estate available today that wasn't available 10-15 years ago. Much of that ´open architecture' has been driven by the shift in the pricing of equity and debt capital from primarily the banking sector to the commercial mortgage-backed securities (CMBS) public market."

Annual Report

Investment Changes

|

Top Ten Stocks as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Office Properties Trust	7.2	7.8
Starwood Hotels & Resorts Worldwide, Inc. unit	6.2	7.4
Crescent Real Estate Equities Co.	5.1	4.5
CenterPoint Properties Trust	4.8	4.7
Duke-Weeks Realty Corp.	4.2	4.1
ProLogis Trust	3.8	3.7
Equity Residential Properties Trust (SBI)	3.6	5.0
Reckson Associates Realty Corp.	3.5	4.1
Spieker Properties, Inc.	3.5	0.8
Simon Property Group, Inc.	3.4	3.3
	45.3
Top Five REIT Sectors as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	23.5	23.3
REITs - Industrial Buildings	22.1	22.7
REITs - Apartments	11.5	14.1
REITs - Malls	10.2	7.5
REITs - Shopping Centers	7.0	6.0
Asset Allocation (% of fund's net assets)
As of January 31, 2001 *		As of July 31, 2000 **
	Stocks 91.0%		Stocks 92.3%
	Short-Term Investments and Net Other Assets 9.0%		Short-Term Investments and Net Other Assets 7.7%
* Foreign investments	3.0%	** Foreign investments	3.1%

Annual Report

Investments January 31, 2001

Showing Percentage of Net Assets

Common Stocks - 91.0%
	Shares	Value (Note 1) (000s)
LODGING & GAMING - 6.2%
Hotels & Motels - 6.2%
Starwood Hotels & Resorts Worldwide, Inc. unit	1,668,283	$ 64,229
PAPER & FOREST PRODUCTS - 0.3%
Paperboard Mills - 0.3%
The St. Joe Co.	141,700	3,117
REAL ESTATE - 5.8%
Operators of Apartment Buildings - 1.9%
Boardwalk Equities, Inc. (a)	2,442,300	18,008
Boardwalk Equities, Inc. (c)	254,100	1,874
		19,882
Operators, Non-Residental - 1.0%
Brookfield Properties Corp.	626,500	10,410
CR Leasing & Development, Inc.:
Class A (d)	46	0
Class B (non-vtg.) (d)	216	2
		10,412
Subdivided Real Estate Development - 2.9%
Catellus Development Corp. (a)	1,558,000	25,053
Newhall Land & Farming Co.	177,400	4,524
		29,577
TOTAL REAL ESTATE		59,871
REAL ESTATE INVESTMENT TRUSTS - 77.7%
REITs - Apartments - 11.5%
Apartment Investment & Management Co. Class A	595,700	27,462
Archstone Communities Trust	349,000	8,760
AvalonBay Communities, Inc.	639,904	31,093
BRE Properties, Inc. Class A	9,400	281
Colonial Properties Trust (SBI)	77,000	2,103
Cornerstone Realty Income Trust, Inc.	7,000	77
Equity Residential Properties Trust (SBI)	701,462	36,743
Gables Residential Trust (SBI)	293,000	8,134
Mid-America Apartment Communities, Inc.	60,300	1,375
Town & Country Trust	118,000	2,289
		118,317
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Hotels - 0.7%
Host Marriott Corp.	421,600	$ 5,658
MeriStar Hospitality Corp.	90,000	1,971
		7,629
REITs - Industrial Buildings - 22.1%
AMB Property Corp.	716,900	17,672
CenterPoint Properties Trust	1,078,500	49,633
Duke-Weeks Realty Corp.	1,729,934	43,214
First Industrial Realty Trust, Inc.	25,000	821
Liberty Property Trust (SBI)	1,118,500	30,367
ProLogis Trust	1,743,100	38,958
Public Storage, Inc.	408,400	10,618
Spieker Properties, Inc.	670,100	35,917
		227,200
REITs - Malls - 10.2%
CBL & Associates Properties, Inc.	965,009	26,296
Crown American Realty Trust (e)	1,444,300	8,839
General Growth Properties, Inc.	593,000	22,540
The Macerich Co.	124,400	2,589
Simon Property Group, Inc.	1,350,500	35,559
The Rouse Co.	325,000	8,772
Westfield America, Inc.	33,900	497
		105,092
REITs - Mobile Home Parks - 2.4%
Manufactured Home Communities, Inc.	354,100	9,759
Sun Communities, Inc.	440,400	14,736
		24,495
REITs - Office Buildings - 23.5%
Arden Realty Group, Inc.	858,800	20,611
Boston Properties, Inc.	802,400	32,577
Brandywine Realty Trust	4,700	97
CarrAmerica Realty Corp.	191,400	5,771
Crescent Real Estate Equities Co.	2,348,500	52,771
Crocker Realty, Inc.:
Class A (d)	1,497	12
Class B (non-vtg.) (d)	1,521,600	11,746
Equity Office Properties Trust	2,424,810	73,955
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Office Buildings - continued
Mack-Cali Realty Corp.	25,000	$ 687
Parkway Properties, Inc.	105,000	3,082
Reckson Associates Realty Corp.	1,507,400	36,328
SL Green Realty Corp.	149,100	4,166
		241,803
REITs - Prison - 0.3%
Correctional Properties Trust	214,700	2,598
REITs - Shopping Centers - 7.0%
Developers Diversified Realty Corp.	355,000	4,878
Federal Realty Investment Trust (SBI)	182,500	3,599
JDN Realty Corp.	25,000	304
Kimco Realty Corp.	689,700	30,312
Pan Pacific Retail Properties, Inc.	313,700	7,052
Vornado Realty Trust	722,000	26,281
		72,426
TOTAL REAL ESTATE INVESTMENT TRUSTS		799,560
SECURITIES INDUSTRY - 0.9%
Investment Managers - 0.9%
Security Capital Group, Inc. Class B (a)	480,000	9,504
SERVICES - 0.1%
Business Services, NEC - 0.1%
FrontLine Capital Group (a)	57,100	849
TOTAL COMMON STOCKS (Cost $741,460)		937,130
Cash Equivalents - 9.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.14% (b) (Cost $99,031)	99,031,119	$ 99,031
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $840,491)		1,036,161
NET OTHER ASSETS - (0.6)%		(6,093)
NET ASSETS - 100%		$ 1,030,068
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,874,000 or 0.2% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
CR Leasing & Development, Inc. Class A	11/19/97	$ 0
CR Leasing & Development, Inc. Class B (non-vtg.)	11/19/97	$ 2
Crocker Realty, Inc. Class A	11/19/97	$ 15
Crocker Realty, Inc. Class B (non-vtg.)	11/19/97-12/28/98	$ 15,215
(e) Affiliated company
Income Tax Information

At January 31, 2001, the aggregate cost of investment securities for income tax purposes was $841,534,000. Net unrealized appreciation aggregated $194,627,000, of which $203,553,000 related to appreciated investment securities and $8,926,000 related to depreciated investment securities.

The fund hereby designates approximately $5,571,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2001
Assets
Investment in securities, at value (cost $840,491) - See accompanying schedule		$ 1,036,161
Cash		755
Receivable for investments sold		3,105
Receivable for fund shares sold		1,320
Dividends receivable		2,632
Interest receivable		563
Redemption fees receivable		2
Other receivables		162
Total assets		1,044,700
Liabilities
Payable for investments purchased	$ 12,038
Payable for fund shares redeemed	1,929
Accrued management fee	499
Other payables and accrued expenses	166
Total liabilities		14,632
Net Assets		$ 1,030,068
Net Assets consist of:
Paid in capital		$ 821,189
Undistributed net investment income		998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,211
Net unrealized appreciation (depreciation) on investments		195,670
Net Assets, for 55,691 shares outstanding		$ 1,030,068
Net Asset Value, offering price and redemption price per share ($1,030,068 ÷ 55,691 shares)		$18.50

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2001
Investment Income Dividends (including $293 received from affiliated issuers)		$ 42,176
Interest		3,785
Total income		45,961
Expenses
Management fee	$ 4,901
Transfer agent fees	1,983
Accounting fees and expenses	239
Non-interested trustees' compensation	4
Custodian fees and expenses	45
Registration fees	81
Audit	31
Legal	4
Miscellaneous	9
Total expenses before reductions	7,297
Expense reductions	(326)	6,971
Net investment income		38,990
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $36 on sales of investments in affiliated issuers)	69,718
Foreign currency transactions	(17)	69,701
Change in net unrealized appreciation (depreciation) on:
Investment securities	114,290
Assets and liabilities in foreign currencies	1	114,291
Net gain (loss)		183,992
Net increase (decrease) in net assets resulting from operations		$ 222,982

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2001	Year ended January 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 38,990	$ 36,394
Net realized gain (loss)	69,701	(25,996)
Change in net unrealized appreciation (depreciation)	114,291	(8,499)
Net increase (decrease) in net assets resulting from operations	222,982	1,899
Distributions to shareholders from net investment income	(37,424)	(39,916)
Share transactions Net proceeds from sales of shares	466,868	166,845
Reinvestment of distributions	34,143	35,890
Cost of shares redeemed	(356,613)	(550,052)
Net increase (decrease) in net assets resulting from share transactions	144,398	(347,317)
Redemption fees	823	249
Total increase (decrease) in net assets	330,779	(385,085)
Net Assets
Beginning of period	699,289	1,084,374
End of period (including undistributed net investment income of $998 and $858, respectively)	$ 1,030,068	$ 699,289
Other Information Shares
Sold	26,993	10,721
Issued in reinvestment of distributions	2,008	2,386
Redeemed	(21,243)	(36,464)
Net increase (decrease)	7,758	(23,357)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 15.21	$ 20.11	$ 18.25	$ 14.13
Income from Investment Operations
Net investment income B	.77	.62	.75	.79	.86
Net realized and unrealized gain (loss)	3.85	(.55)	(4.48)	2.41	3.97
Total from investment operations	4.62	.07	(3.73)	3.20	4.83
Less Distributions
From net investment income	(.73)	(.69)	(.78)	(.79)	(.72)
From net realized gain	-	-	(.27)	(.56)	-
In excess of net realized gain	-	-	(.13)	-	-
Total distributions	(.73)	(.69)	(1.18)	(1.35)	(.72)
Redemption fees added to paid in capital	.02	-	.01	.01	.01
Net asset value, end of period	$ 18.50	$ 14.59	$ 15.21	$ 20.11	$ 18.25
Total Return A	32.37%	0.43%	(18.98)%	17.93%	35.45%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,030	$ 699	$ 1,084	$ 2,480	$ 2,196
Ratio of expenses to average net assets	.86%	.90%	.89%	.86%	.94%
Ratio of expenses to average net assets after expense reductions	.82% C	.88% C	.86% C	.84% C	.90% C
Ratio of net investment income to average net assets	4.58%	4.06%	4.23%	4.06%	5.63%
Portfolio turnover rate	71%	32%	28%	76%	55%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2001

1. Significant Accounting Policies.

Fidelity Real Estate Investment Portfolio (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. Operating Policies -
continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,760,000 or 1.1% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $647,708,000 and $561,214,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Annual Report

Notes to Financial Statements - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $116,000 for the period.

5. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $296,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $28,000, respectively, under these arrangements.

6. Transactions with
Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Crown American Realty Trust	$ 834	$ 328	$ 293	$ 8,839

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Real Estate Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate Investment Portfolio (a fund of Fidelity Devonshire Trust) at January 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate Investment Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 8, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate Investment Portfolio voted to pay on March 5, 2001, to shareholders of record at the opening of business on March 2, 2001, a distribution of $.14 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.18 per share from net investment income.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Steven J. Buller, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

REA-ANN-0301 126686
1.700141.103

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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REA-ANN-0301 126686
1.700141.103

Fidelity®

Utilities

Fund

Annual Report

January 31, 2001

(2_fidelity_logos)

(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Hoping to ward off the possible start of a recession, the Federal Reserve Board implemented two 0.50% interest rate reductions in January 2001. These actions boosted stocks - at least for the first month of the year - as most bellwether U.S. equity indexes posted gains. The rate cuts also reinvigorated high-yield bonds, an asset class that struggled in 2000, but which was one of the strongest performers in early 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities	-16.21%	100.28%	292.58%
S&P 500 ®	-0.90%	132.30%	396.06%
Russell 3000® Utilities	-16.64%	79.73%	262.37%
Utility Funds Average	2.55%	96.26%	255.14%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks - and the Russell 3000® Utilities Index - a market capitalization-weighted index comprised of over 200 utility stocks that are included in the Russell 3000 Index. To measure how the fund's performance stacked up against its peers, you can compare it to the utility funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 94 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Utilities	-16.21%	14.90%	14.66%
S&P 500	-0.90%	18.36%	17.37%
Russell 3000 Utilities	-16.64%	12.44%	13.74%
Utility Funds Average	2.55%	14.25%	13.38%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Utilities Fund on January 31, 1991. As the chart shows, by January 31, 2001, the value of the investment would have grown to $39,258 - a 292.58% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index and the Russell 3000 Utilities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 in the S&P 500 Index would have grown to $49,606 - a 396.06% increase. If $10,000 was put in the Russell 3000 Utilities Index, it would have grown to $36,237 - a 262.37% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The equity market environment changed drastically during the 12 months that ended January 31, 2001. At the period's onset, enthusiasm for technology stocks was at unprecedented levels, the economy was growing at a robust pace and there were growing concerns about inflation that caused the Federal Reserve Board to increase key interest rates on three occasions early in the period. However, that economic optimism was erased quickly in the latter half of the period for many reasons, most notably, the technology sector suffering through a correction due to slowdowns in various industries. Several leading companies in other areas - such as retail, telecommunications and automobiles - downsized their earnings expectations. Additionally, energy prices for both gas and oil reached historically high levels, which weakened corporate profits and altered consumer spending patterns. As a result, the Fed removed its hawkish stance on inflation and switched its bias toward easing rates - which it did twice in January - in an attempt to boost the slowing economy. For the period, the tech-heavy NASDAQ Composite Index was down 29.50%, while the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, fell 0.90%. Faring slightly better, blue-chip industrial stocks, as represented by the Dow Jones Industrial Average, rose 1.08%, and the Russell 2000® Index, a benchmark of smaller companies, returned 3.69%.

Annual Report

Fund Talk: The Manager's Overview - continued

(Portfolio Manager photograph)
Note to shareholders:
Tim Cohen became Portfolio Manager of Fidelity Utilities Fund on September 28, 2000.

Q. How did the fund perform, Tim?

A. For the 12 months that ended January 31, 2001, the fund had a total return of -16.21%. By comparison, the Russell 3000 Utilities Index returned -16.64% during the same period, while the utility funds average monitored by Lipper Inc. returned 2.55%.

Q. Why did the fund underperform the Lipper peer group by such a wide margin?

A. My primary emphasis is on finding high-quality growth stocks in the utilities sector. The telecommunications industry has been growing by approximately 10% annually worldwide, more than double the annual growth of the U.S. economy. My focus on growth therefore has led me to invest a substantial portion of the fund's assets in telecommunications stocks. My predecessor on this fund had a similar philosophy. Unfortunately, 2000 was a year in which telecommunications, technology and other growth sectors fell out of favor. A slowing economy prompted investors to rotate assets into defensive and value-oriented stocks for the dependable earnings growth and modest valuations they offered. One category that investors favored for defensive purposes was electric utilities, which make up a much larger portion of the average fund in the Lipper peer group than I typically hold in this fund. Over a complete market cycle, including both significant periods of advancing stock prices and corrections, I believe that the fund should benefit from the emphasis on growth, but that was certainly not true during the past 12 months.

Q. What adjustments did you make since taking over the fund at the end of September?

A. The adjustments I made were incremental - the fund's composition has not changed substantially since I took over. Nevertheless, I reduced the weighting of wireless hardware and services providers because of the increasingly competitive environment in those markets. In addition, I moved money out of competitive local exchange carriers and emerging long-distance network companies, as funding for their expansion plans dried up because of deteriorating earnings outlooks. Areas where I increased exposure were regional Bell operating companies (RBOCs) and beaten-down traditional long-distance service companies, both of which I thought would benefit from investors' emphasis on steady earnings growth and reasonable valuations.

Q. Which stocks helped the fund's performance?

A. Calpine, Dynegy and AES all are independent power producers that made positive contributions to performance. These companies were able to profit from shortages of power-generating capacity in this country and from deregulation abroad. The blackouts and related difficulties recently making news in California indicate the extent of the shortages in some areas of the U.S. I took profits on Calpine after its incredible run during the past two years. Another stock that performed well was Kinder Morgan, a natural gas play. Natural gas prices roughly tripled during the period, surging in December as the northeastern U.S. experienced colder-than-normal temperatures. Some of the RBOCs also showed up on our list of best-performing holdings after being shunned by investors for most of 2000. US West, for example, rallied in response to the company's takeover by Qwest Communications. Verizon Communications and SBC Communications appealed to investors because of their relatively steady earnings growth.

Q. Which stocks failed to perform up to your expectations?

A. Long-distance service providers such as AT&T and WorldCom continued to suffer from intense pricing competition and shrinking shares in the high-growth data and Internet markets. Wireless providers also underperformed, as the explosive growth in subscribers was tempered by increased competition during the period. Wireless service providers Nextel and Sprint PCS and handset manufacturer Nokia struggled as a result. The portfolio no longer holds Nextel and Sprint PCS.

Q. What's your outlook, Tim?

A. Presently, the telecommunications industry faces the challenge of working through the excesses created when funding for telecom projects was readily available and an overabundance of companies went public. The current slower-growth environment exacerbated the effects of this oversupply. On the bright side, the Federal Reserve Board's recent reductions in short-term interest rates indicate that it is serious about trying to stabilize the economy and prevent a recession. Furthermore, the long-term growth prospects for the telecommunications industry remain strong and should continue to provide plenty of attractive investment opportunities for quite some time, both in the U.S. and around the world.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high total return through a combination of current income and capital appreciation

Fund number: 311

Trading symbol: FIUIX

Start date: November 27, 1987

Size: as of January 31, 2001, more than $2.2 billion

Manager: Tim Cohen, since September 2000; manager, Fidelity Advisor Telecommunications & Utilities Growth Fund and Fidelity Select Telecommunications Portfolio, since September 2000; Fidelity Select Insurance Portfolio, 1999-
2000; joined Fidelity in 1996

3

Tim Cohen on the effects of lower interest rates on the telecommunications industry:

"There has been a lot of discussion about how the Federal Reserve Board's aggressive lowering of interest rates will affect the stock market. Lower rates have historically boosted share prices, but they are especially beneficial where telecommunications services stocks are concerned. That's because telecom services companies can grow primarily in two ways - by buying other companies or by adding to their own infrastructure. Both of these choices involve substantial amounts of financing. As a result, the stocks of these companies are sensitive to movements in interest rates, which directly affect the cost of their capital.

"Responding to two rate cuts in January, many emerging telecom names rallied sharply, with some of the weakest stocks experiencing the strongest moves. This type of rally can be deceptive, however, for interest rates are only one determinant of stock prices. In the long run, success or failure will depend on the viability of a company's business plan and the quality of its products and services, not on the level of interest rates. I am committed to investing in the highest-quality companies in the industry - those with the ability to compete effectively in a variety of interest-rate environments."

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
BellSouth Corp.	7.4	5.0
Verizon Communications	7.3	0.0
AT&T Corp.	6.2	4.8
SBC Communications, Inc.	6.1	5.1
Citizens Communications Co.	6.0	5.0
Enron Corp.	4.5	1.5
Kinder Morgan, Inc.	4.3	2.5
ALLTEL Corp.	3.6	1.2
VoiceStream Wireless Corp.	3.6	7.2
EchoStar Communications Corp. Class A	3.2	0.0
	52.2
Top Utility Industries as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telephone Services	37.7	31.1
Electric Utility	18.2	13.4
Cellular	12.0	24.4
Asset Allocation (% of fund's net assets)
As of January 31, 2001 *		As of July 31, 2000 **
	Stocks 90.6%		Stocks 88.0%
	Short-Term Investments and Net Other Assets 9.4%		Short-Term Investments and Net Other Assets 12.0%
* Foreign investments	7.4%	** Foreign investments	5.9%

Annual Report

Investments January 31, 2001

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (Note 1) (000s)
CONSTRUCTION & REAL ESTATE - 0.6%
Engineering - 0.6%
Lexent, Inc.	553,500	$ 13,353
DURABLES - 1.2%
Consumer Electronics - 1.2%
General Motors Corp. Class H	993,600	27,801
MEDIA & LEISURE - 5.4%
Broadcasting - 5.4%
AT&T Corp. - Liberty Media Group Class A	12	0
Comcast Corp. Class A (special) (a)	1,130,800	48,412
EchoStar Communications Corp. Class A (a)	2,346,600	72,451
		120,863
TECHNOLOGY - 4.3%
Communications Equipment - 4.2%
American Tower Corp. Class A (a)	640,300	23,179
Comverse Technology, Inc. (a)	62,600	7,093
Nokia AB sponsored ADR	1,792,000	61,555
Tycom Ltd.	54,000	1,528
		93,355
Computer Services & Software - 0.1%
Covad Communications Group, Inc. (a)	4,512	19
Exodus Communications, Inc. (a)	46,800	1,246
		1,265
TOTAL TECHNOLOGY		94,620
UTILITIES - 79.1%
Cellular - 12.0%
ALLTEL Corp.	1,369,300	81,035
China Mobile (Hong Kong) Ltd. (a)	4,224,000	26,915
NTT DoCoMo, Inc.	2,271	43,711
SBA Communications Corp. Class A (a)	764,500	34,641
VoiceStream Wireless Corp. (a)	649,986	80,558
		266,860
Electric Utility - 18.2%
AES Corp. (a)	321,700	18,540
American Electric Power Co., Inc.	1,304,300	56,411
Citizens Communications Co. (a)	9,554,431	133,475
Dominion Resources, Inc.	802,100	49,570
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utility - continued
Niagara Mohawk Holdings, Inc. (a)	2,993,025	$ 51,869
NiSource, Inc.	1,183,000	31,823
Southern Co.	2,153,200	62,830
		404,518
Gas - 11.2%
Dynegy, Inc. Class A	267,132	13,009
Enron Corp.	1,243,846	99,508
KeySpan Corp.	641,400	24,245
Kinder Morgan, Inc.	1,787,790	97,166
Williams Companies, Inc.	386,640	15,129
		249,057
Telephone Services - 37.7%
Asia Global Crossing Ltd. Class A	490,600	5,489
AT&T Corp.	5,742,987	137,774
BellSouth Corp.	3,899,400	164,361
CenturyTel, Inc.	616,700	19,352
Global Crossing Ltd. (a)	875,100	19,270
Qwest Communications International, Inc. (a)	1,025,727	43,204
SBC Communications, Inc.	2,825,834	136,629
Sprint Corp. - FON Group	2,496,400	61,911
TeraBeam Networks (d)	9,600	36
Time Warner Telecom, Inc. Class A (a)	175,700	13,364
TRICOM SA sponsored ADR (a)(c)	516,900	5,815
Verizon Communications	2,960,500	162,679
WorldCom, Inc. (a)	3,290,000	70,941
		840,825
TOTAL UTILITIES		1,761,260
TOTAL COMMON STOCKS (Cost $1,880,087)		2,017,897
Cash Equivalents - 15.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.14% (b)	351,671,921	$ 351,672
Fidelity Securities Lending Cash Central Fund, 6.11% (b)	16,500	17
TOTAL CASH EQUIVALENTS (Cost $351,689)		351,689
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $2,231,776)		2,369,586
NET OTHER ASSETS - (6.4)%		(142,660)
NET ASSETS - 100%		$ 2,226,926
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 36
Income Tax Information

At January 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,235,957,000. Net unrealized appreciation aggregated $133,629,000, of which $256,786,000 related to appreciated investment securities and $123,157,000 related to depreciated investment securities.

The fund hereby designates approximately $582,613,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending January 31, 2002 approximately $213,222,000 of losses recognized during the period November 1, 2000 to January 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2001
Assets
Investment in securities, at value (cost $2,231,776) - See accompanying schedule		$ 2,369,586
Receivable for investments sold		21,955
Receivable for fund shares sold		1,698
Dividends receivable		3,372
Interest receivable		1,004
Other receivables		16
Total assets		2,397,631
Liabilities
Payable for investments purchased	$ 161,063
Payable for fund shares redeemed	8,069
Accrued management fee	1,178
Other payables and accrued expenses	378
Collateral on securities loaned, at value	17
Total liabilities		170,705
Net Assets		$ 2,226,926
Net Assets consist of:
Paid in capital		$ 2,235,789
Undistributed net investment income		2,140
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(148,809)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		137,806
Net Assets, for 129,338 shares outstanding		$ 2,226,926
Net Asset Value, offering price and redemption price per share ($2,226,926 ÷ 129,338 shares)		$17.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2001
Investment Income Dividends		$ 19,203
Interest		13,255
Security lending		1,570
Total income		34,028
Expenses
Management fee Basic fee	$ 13,364
Performance adjustment	3,319
Transfer agent fees	4,881
Accounting and security lending fees	572
Non-interested trustees' compensation	9
Custodian fees and expenses	63
Registration fees	147
Audit	46
Legal	10
Interest	1
Miscellaneous	17
Total expenses before reductions	22,429
Expense reductions	(563)	21,866
Net investment income		12,162
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	280,458
Foreign currency transactions	(37)	280,421
Change in net unrealized appreciation (depreciation) on:
Investment securities	(781,332)
Assets and liabilities in foreign currencies	(8)	(781,340)
Net gain (loss)		(500,919)
Net increase (decrease) in net assets resulting from operations		$ (488,757)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2001	Year ended January 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 12,162	$ 15,605
Net realized gain (loss)	280,421	313,557
Change in net unrealized appreciation (depreciation)	(781,340)	222,402
Net increase (decrease) in net assets resulting from operations	(488,757)	551,564
Distributions to shareholders From net investment income	(10,273)	(17,558)
From net realized gain	(380,360)	(306,125)
In excess of net realized gain	(148,560)	-
Total distributions	(539,193)	(323,683)
Share transactions Net proceeds from sales of shares	597,211	933,858
Reinvestment of distributions	488,371	293,170
Cost of shares redeemed	(803,631)	(727,037)
Net increase (decrease) in net assets resulting from share transactions	281,951	499,991
Total increase (decrease) in net assets	(745,999)	727,872
Net Assets
Beginning of period	2,972,925	2,245,053
End of period (including undistributed net investment income of $2,140 and $0, respectively)	$ 2,226,926	$ 2,972,925
Other Information Shares
Sold	24,459	37,713
Issued in reinvestment of distributions	26,867	12,247
Redeemed	(35,556)	(29,509)
Net increase (decrease)	15,770	20,451

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.18	$ 24.11	$ 19.62	$ 17.37	$ 16.41
Income from Investment Operations
Net investment income B	.10	.15	.35	.43	.48
Net realized and unrealized gain (loss)	(4.24)	5.15	5.78	4.46	1.50
Total from investment operations	(4.14)	5.30	6.13	4.89	1.98
Less Distributions
From net investment income	(.09)	(.18)	(.35)	(.44)	(.48)
From net realized gain	(3.40)	(3.05)	(1.29)	(2.20)	(.54)
In excess of net realized gain	(1.33)	-	-	-	-
Total distributions	(4.82)	(3.23)	(1.64)	(2.64)	(1.02)
Net asset value, end of period	$ 17.22	$ 26.18	$ 24.11	$ 19.62	$ 17.37
Total Return A	(16.21)%	23.80%	32.60%	29.16%	12.73%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,227	$ 2,973	$ 2,245	$ 1,738	$ 1,280
Ratio of expenses to average net assets	.80%	.80%	.85%	.87%	.84%
Ratio of expenses to average net assets after expense reductions	.78% C	.79% C	.83% C	.85% C	.81% C
Ratio of net investment income to average net assets	.43%	.61%	1.63%	2.34%	2.96%
Portfolio turnover rate	126%	50%	55%	57%	56%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2001

1. Significant Accounting Policies.

Fidelity Utilities Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Foreign Currency Contracts - continued

the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,292,655,000 and $3,687,105,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

specified period of time. For the period, the management fee was equivalent to an annual rate of .59% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $17,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in

Annual Report

Notes to Financial Statements - continued

5. Security Lending - continued

recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $14,000. The fund received cash collateral of $17,000 which was invested in cash equivalents.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,190,000. The weighted average interest rate was 6.15%. At period end there were no bank borrowings outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $490,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $8,000 and $65,000, respectively, under these arrangements.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
TRICOM SA sponsored ADR	$ -	$ -	$ -	$ 5,815

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Utilities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 8, 2001

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund designates 14%, 100%, 100%, and 100% of the dividends distributed in March, June, September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook*

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

UIF-ANN-0301 127476
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Utilities Fund

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